GUARANTY

                                   dated as of
                                January 13, 2006


                                       by

                              [Name of Subsidiary]

                                  as Guarantor

                               for the benefit of


                        THE PURCHASERS REFERRED TO HEREIN

                                 as the Lenders

                                    GUARANTY

         This GUARANTY (this "Guaranty"), dated as of January 13, 2006, is made by ______________________, a __________ corporation ("Guarantor"), in favor of the Purchasers signatory to the Purchase Agreement (collectively, "Lenders").

     All capitalized terms appearing and not defined herein shall have the same meanings ascribed to them in that certain Securities Purchase Agreement, dated as of the date hereof (as hereafter amended or otherwise modified, the "Purchase Agreement"), by and among Consolidated Energy, Inc., a Wyoming corporation ("Borrower"), and the Lenders.

                               W I T N E S E T H:

     WHEREAS, the Borrower has requested the Lenders to make loans to it in the aggregate principal amount of up to $5,000,000 (the "Loans") in accordance with the Purchase Agreement;

     WHEREAS, the Loans will be evidenced by the Notes;

     WHEREAS, Guarantor is an operating Subsidiary of the Borrower, and Guarantor will benefit from the making of the Loans;

     WHEREAS, to induce the Lenders to make the Loans pursuant to the Purchase Agreement, and to accept the Notes, the Guarantor has agreed to execute and deliver this Guaranty to be binding upon the Guarantor and its successors and assigns;

     WHEREAS, the Lenders is unwilling to extend credit to the Borrower unless this Guaranty is executed by the Guarantor and delivered to the Lenders; and

     WHEREAS, it is a condition to the obligations of the Lenders to make the Loans to the Borrower pursuant to the Purchase Agreement that this Guaranty is executed by the Guarantor and delivered to the Lenders.

     NOW, THEREFORE, in consideration of the Loans to the Borrower, in order to induce the Lenders to execute and deliver the Purchase Agreement and to accept the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor, for itself and its successors and assigns, hereby covenants and agrees with the Lenders, for the benefit of the Lenders and their successors and assigns, as follows:

     1. Guaranty Obligations. "Guaranty Obligations" shall mean the prompt, absolute and unconditional payment in full of the following:

        (a) the aggregate outstanding principal amount of the Loans;

        (b) all interest on the aggregate outstanding principal amount of the Loans; and

        (c) all other amounts due and payable by the Borrower under the Notes and the other Transaction Documents.

     2. Guaranty. The Guarantor unconditionally and irrevocably guarantees the Guaranty Obligations to the Lenders. If an "Event of Default" under any Note occurs, the Guarantor shall, within five (5) days following written notice from any Lender to Guarantor demanding payment hereunder, pay to such Lender, in immediately available funds, such amount of the Guaranty Obligations as such Lender shall specify in such notice.

     3. Representations, Warranties and Covenants of Guarantor. Guarantor hereby represents, warrants and covenants to the Lenders as follows:

                (a) Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of __________ and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Guarantor is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.

                (b) Guarantor has the requisite corporate power and authority to enter into and perform this Guaranty, and each other agreement and document contemplated hereby. The execution, delivery and performance of this Guaranty by Guarantor and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of Guarantor, its Board of Directors or its stockholders is required. This Guaranty has been duly executed and delivered by Guarantor, and constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

                (c) Guarantor is not insolvent, and Guarantor will not be rendered insolvent by execution of this Guaranty or any other Transaction Document to which Guarantor is a party or by the consummation of the transactions contemplated hereby or thereby.

                (d) The consummation of the transactions contemplated hereby and the performance by Guarantor of its obligations under this Guaranty or any other Transaction Document to which Guarantor is a party will not result in any breach of, give rise to a lien under, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, any operating agreement, partnership agreement, corporate charter, by-laws, shareholder agreement or other agreement or instrument to which Guarantor is a party or by which Guarantor or its properties or assets may be bound or affected.

                (e) Except as disclosed in writing to the Lenders, there are no actions, suits or proceedings pending, or, to the knowledge of Guarantor, threatened against or affecting Guarantor, at law or in equity, before or by any governmental authority, and Guarantor is not subject to, in default of or in violation with respect to any order, writ, injunction, decree or demand of any court or any governmental authority that could materially adversely affect Guarantor's obligations hereunder.

                (f) Guarantor is deriving or expects to derive a financial or other advantage from each and every obligation incurred by the Borrower to the Lenders.

                (g) Guarantor hereby acknowledges receipt of copies of, and hereby approves, the Purchase Agreement and the other Transaction Documents.

                (h) Guarantor acknowledges and agrees that the Lenders may apply any payments (other than payments made by Guarantor hereunder) or recoveries received after a default under any of the Transaction Documents to principal, interest, fees, expenses and other sums due with respect to the Loans in such order as may be provided in the Purchase Agreement or the other Transaction Documents or, to the extent not so provided, in such order as the Lenders, in their sole discretion, may elect.

     4. Waiver of Election of Remedies. Guarantor waives (to the extent permitted by law) any right to require or compel any Lender to (a) proceed against the Borrower or any other guarantor; (b) proceed against or exhaust any security for the Loans or the Guaranty Obligations; or (c) pursue any other remedy in any Lender's power whatsoever; and failure of the Lenders to do any of the foregoing shall not exonerate, release or discharge Guarantor from its absolute, unconditional and independent liabilities to the Lenders hereunder. Guarantor hereby waives (to the extent permitted by law) any and all legal requirements that any Lender shall institute any action or proceedings at law or in equity against the Borrower or anyone else in respect of the Loans or the Purchase Agreement or any other Transaction Document or resort to or seek to realize upon any security held by any Lender, as a condition precedent to bringing an action against Guarantor upon this Guaranty.

     5. Right of Separate Actions. Each Lender may bring and prosecute a separate action against Guarantor to enforce the Guarantor's liabilities hereunder, whether or not any action is brought against any other person and whether or not any other person is joined in any such action or actions. Nothing shall prohibit any Lender from exercising its rights against Guarantor, the Borrower, or any other person, simultaneously, jointly and/or severally.

     6. Waiver of Rights of Subrogation. Guarantor hereby irrevocably waives any rights to be subrogated to the rights of the Lenders with respect to the Guaranty Obligations and the Notes or any other Transaction Document. Guarantor hereby agrees that Guarantor will not institute or take any action seeking reimbursement against the Borrower or any other guarantor until such time as the Lenders shall have received payment in full in cash in satisfaction of all the obligations of the Borrower under the Notes and the other Transaction Documents. No failure on the part of any Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     7. Waiver of Notice, Consent, etc.

        (a) This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment.

        (b) Guarantor hereby waives acceptance and notice of acceptance of this Guaranty by the Lenders and notice of presentment, demand, protest, notice of protest and of dishonor, notices of default and all other notices relative to this Guaranty of every kind and description now or hereafter provided by any agreement between the Borrower and the Lenders or any statute or rule of law, except those specifically required by this Guaranty.

        (c) Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the obligations of the Borrower under any of the Transaction Documents. The obligations of the Borrower under any of the Transaction Documents, and each of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty and all dealings between the Borrower and the Lenders shall likewise be conclusively presumed to have been made or consummated in reliance upon this Guaranty.

        (d) Guarantor hereby agrees that the terms, covenants and provisions contained in the Purchase Agreement, the Notes or in any other Transaction Document may be altered, extended, modified, waived, released or cancelled by the Lenders, and the Guarantor agrees that this Guaranty and Guarantor's liability hereunder shall be in no way affected, diminished or released by any such alteration, extension, modification, release, waiver or cancellation.

     8. No Discharge; Remedies Cumulative. Guarantor shall not be discharged, released or exonerated, in any way, from Guarantor's absolute, unconditional and independent liabilities hereunder, even though any rights or defenses that Guarantor may have against the Lenders or others may be destroyed, diminished or otherwise affected by:

                (a) any declaration by any Lender of a default in respect of any of the obligations of the Borrower under any of the Transaction Documents;

                (b) the exercise by any Lender of any rights or remedies against the Borrower, Guarantor ("Loan Party") or any other person;

                (c) the failure of any Lender to exercise any rights or remedies against the Borrower, any Loan Party or any other person;

                (d) any bankruptcy or reorganization of the Borrower or the voluntary or involuntary participation by the Borrower in any settlement or composition for the benefit of such Borrower's creditors either in liquidation, readjustment, receivership, bankruptcy or otherwise;

                (e) the release of any other guarantor by agreement, operation of law or otherwise; or

                (f) any such action by any Lender that would release or limit the liability of any guarantor to the Lenders even if the effect of that action is to deprive the Guarantor of the right to collect reimbursement from the Borrower or any other guarantor for any sums paid to the Lenders.

All rights and remedies of the Lenders hereunder or under any of the Transaction Documents shall be cumulative and may be exercised singularly or concurrently. The rights of the Lenders under this Guaranty are in addition to and not in diminution of the rights of the Lenders under any other Transaction Document.

     9. Entire Agreement; Modification and Waiver. This Guaranty represents the entire agreement among the Guarantor and the Lenders with respect to the matters referred to herein and therein together with the Purchase Agreement to the extent referenced herein, and no waiver or modification hereof or thereof shall be effective unless in writing and signed by the party against whom enforcement of the same is sought.

     10. Governing Law; Venue. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES AND OTHER PERSONS BENEFITTED HEREUNDER SHALL BE CONSTRUED, ENFORCED, AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, APPLICABLE TO CONTRACTS MADE IN AND PERFORMED IN THE STATE OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS. Guarantor (i) hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby, and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

         11. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns, and shall inure to the benefit of each Lender and its successors and assigns; provided, however, that this Guaranty shall not be assignable by Guarantor without the written consent of all Lenders.

     12. Time of the Essence. Time shall be of the essence with regard to the performance by Guarantor of its obligations under this Guaranty.

     13. Singular and Plural. As used in this Guaranty, the singular shall include the plural as the context requires, and the masculine, feminine and neuter pronouns shall each include the other as the context requires.

     14. Waiver of Trial by Jury. GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF OR IN ANY WAY CONNECTED TO THE LOANS, THIS GUARANTY OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

     15. Severability. If any term or provision of this Guaranty or any application thereof shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term or provision shall not be affected thereby.

     16. Enforcement Expenses. Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by any Lender).

     17. Headings. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     18. Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.


Company:                                       Guarantor:

Consolidated Energy, Inc.                      Eastern Consolidated Energy, Inc.
By:/s/ David Guthrie
-------------------------
Name: David Guthrie
Title: President                               By:/s/ David Guthrie
                                               ---------------------
                                               Name: David Guthrie
                                               Title: President

     15. Severability. If any term or provision of this Guaranty or any application thereof shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term or provision shall not be affected thereby.

     16. Enforcement Expenses. Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by any Lender).

     17. Headings. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     18. Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.


Company:                                         Guarantor:

Consolidated Energy, Inc.                        CEI Holdings, Inc.
By:/s/ David Guthrie
-------------------------
Name: David Guthrie
Title: President                                 By:/s/ David Guthrie
                                                 --------------------
                                                 Name: David Guthrie
                                                 Title: President

     15. Severability. If any term or provision of this Guaranty or any application thereof shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term or provision shall not be affected thereby.

     16. Enforcement Expenses. Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by any Lender).

     17. Headings. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     18. Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.


Company:                                         Guarantor:

Consolidated Energy, Inc.                        Eastern Consolidated Oil &
By: /s/ David Guthrie                            Gas Inc.
-------------------------
Name: David Guthrie
Title: President                                 By: /s/ David Guthrie
                                                 -----------------------
                                                 Name: David Guthrie
                                                 Title: President

     15. Severability. If any term or provision of this Guaranty or any application thereof shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term or provision shall not be affected thereby.

     16. Enforcement Expenses. Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by any Lender).

     17. Headings. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     18. Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.


Company:                                        Guarantor:

Consolidated Energy, Inc.                       Morgan Mining, Inc.
By:/s/ David Guthrie
-------------------------
Name: David Guthrie
Title: President                                By: /s/ David Guthrie
                                                -----------------------
                                                Name: David Guthrie
                                                Title: President

     15. Severability. If any term or provision of this Guaranty or any application thereof shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term or provision shall not be affected thereby.

     16. Enforcement Expenses. Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by any Lender).

     17. Headings. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     18. Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.


Company:                                          Guarantor:

Consolidated Energy, Inc.                         Warfield Processing, Inc.
By: /s/ David Guthrie
--------------------------
Name: David Guthrie
Title: President                                  By: /s/ David Guthrie
                                                  ---------------------
                                                  Name: David Guthrie
                                                  Title: President

     15. Severability. If any term or provision of this Guaranty or any application thereof shall be held to be invalid, illegal or unenforceable, the remainder of this Guaranty and any other application of such term or provision shall not be affected thereby.

     16. Enforcement Expenses. Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by any Lender).

     17. Headings. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

     18. Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date first above written.


Company:                                           Guarantor:

Consolidated Energy, Inc.                          Eastern Coal Energies Inc.
By: /s/ David Guthrie
--------------------------
Name: David Guthrie
Title: President                                   By:/s/ David Guthrie
                                                   ----------------------
                                                   Name: David Guthrie
                                                   Title: President

                                                                     Annex 1 to
                               SUBSIDIARY GUARANTY

ASSUMPTION AGREEMENT, dated as of ____ __, ______ made by ______________________________, a ______________ corporation (the "Additional
Guarantor"), in favor of the Purchasers pursuant to the Purchase Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement.

                              W I T N E S S E T H :

     WHEREAS, [COMPANY], a Delaware corporation (the "Company") and the Purchasers have entered into a Securities Purchase Agreement, dated as of January 13, 2006 (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement");

     WHEREAS, in connection with the Purchase Agreement, the Company and its Subsidiaries (other than the Additional Guarantor) have entered into the Subsidiary Guaranty, dated as of December 30, 2005 (as amended, supplemented or otherwise modified from time to time, the "Guaranty") in favor of the Purchasers;

     WHEREAS, the Purchase Agreement requires the Additional Guarantor to become a party to the Guaranty; and

         WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty;

                           NOW, THEREFORE, IT IS AGREED:

1. Guaranty. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 18 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in the Guaranty is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.


     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                           [ADDITIONAL GUARANTOR]

                                            By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                       7